Exhibit 99.1

Banc of California and PacWest Bancorp Receive Stockholder Approvals for their Merger

Merger proposal receives in excess of 98% approval of the shares voted from each of Banc of California and PacWest Bancorp stockholders

SANTA ANA, Calif. and LOS ANGELES, Calif --(BUSINESS WIRE; GLOBE NEWSWIRE)-- Banc of California, Inc. (“Banc of California”) (NYSE: BANC) and PacWest Bancorp (“PacWest”) (Nasdaq: PACW) today jointly announced that, at their respective special meetings of stockholders held earlier today, they each received the necessary stockholder approval for the proposed combination of Banc of California and PacWest. The final results for the proposals voted on at the special meetings of each company’s stockholders held today will be set forth in the companies’ separate Current Reports on Form 8-K to be filed with the U.S. Securities and Exchange Commissions (the “SEC”). The transaction is expected to close as planned on or around November 30, 2023, subject to the satisfaction of certain closing conditions.

“We are very pleased that the merger has received overwhelming approval from stockholders of each institution,” said Jared Wolff, President and CEO of Banc of California. “We appreciate this vote of confidence in our transformational merger, which will create an exceptional franchise with the strength and ability to grow profitably and deliver results to our stockholders. The merger also creates a well-capitalized and highly liquid institution that will provide our clients with exceptional service and expanded expertise. We also look forward to continuing our demonstrated commitment to our local communities.”

“We are delighted to have achieved this important milestone in our transaction and are grateful for the support of the stockholders of both institutions,” said Paul Taylor, President and Chief Executive Officer of PacWest. “We are confident that this strategic transaction will deliver immediate and long term value to PacWest’s stockholders, customers, communities and employees and now look forward to its closing.”

Following the closing and the previously disclosed balance sheet repositioning, the combined company is expected to have approximately $36 billion in assets, $25 billion in total loans, $30 billion in total deposits and more than 70 branches in California as well as branches in North Carolina and Colorado.

About Banc of California, Inc.

Banc of California, Inc. (NYSE: BANC) is a bank holding company with $9.25 billion in assets at September 30, 2023 and one wholly-owned banking subsidiary, Banc of California, N.A. (the “Bank”). The Bank has 32 offices, including 26 full-service branches located throughout Southern California. Through our dedicated professionals, we provide customized and innovative banking and lending solutions to businesses, entrepreneurs and individuals throughout California, and full stack payment processing solutions through our subsidiary, Deepstack Technologies. We help to improve the communities where we live and work by supporting organizations that provide financial literacy and job training, small business support and affordable housing. With a commitment to service and to building enduring relationships, we provide a higher standard of banking. We look forward to helping you achieve your goals. For more information, please visit us at www.bancofcal.com.

About PacWest Bancorp

PacWest is a bank holding company headquartered in Los Angeles, California, with an executive office in Denver, Colorado, with one wholly-owned banking subsidiary, Pacific Western Bank. Pacific Western Bank is a relationship-based community bank focused on providing business banking and treasury management services to small-, middle-market, and venture-backed businesses. Pacific Western Bank offers a broad range of loan and lease and deposit products and services through full-service branches throughout California and in Durham, North Carolina and Denver, Colorado, and loan production offices around the country. For more information about PacWest Bancorp or Pacific Western Bank, visit www.pacwest.com.

Cautionary Statements Regarding Forward-Looking Information

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Banc of California and PacWest and the proposed investment by Warburg Pincus LLC and Centerbridge Partners, L.P. (collectively, the “Investors”) in equity securities of Banc of California pursuant to the investment agreements entered into between the Investors and Banc of California (the “Investment Agreements”). Forward-looking statements may be identified by the use of the words such as “ estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “strategy,” “future,” “opportunity,” “may,” “could,” “target,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. These forward-looking statements include, but are not limited to, statements regarding the proposed transaction between Banc of California and PacWest and the proposed investment by the Investors, including statements as to the expected timing, completion, and effects of the proposed transaction. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Banc of California’s and PacWest’s management and are not predictions of actual performance, and, as a result, are subject to risks and uncertainties. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict, may differ from assumptions and many are beyond the control of Banc of California and PacWest. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement and Plan of Merger, dated July 25, 2023, by and among PacWest, Banc of California and Cal Merger Sub, Inc. or the Investment Agreements; (iv) the inability to obtain alternative capital in the event it becomes necessary to complete the proposed transaction; (v) the effect of the announcement or pendency of the proposed transaction on Banc of California’s and PacWest’s business relationships, operating results and business generally; (vi) risks that the proposed transaction disrupts current plans and operations of Banc of California and PacWest; (vii) potential difficulties in retaining Banc of California and PacWest customers and employees as a result of the proposed transaction; (viii) Banc of California’s and PacWest’s estimates of its financial performance; (ix) changes in general economic conditions; (x) changes in the interest rate environment, including the recent increases in the Board of Governors of the Federal Reserve System benchmark rate and duration at which such increased interest rate levels are maintained, which could adversely affect Banc of California’s and PacWest’s revenue and expenses, the value of assets and obligations, and the availability and cost of capital and liquidity; (xi) the impacts of continuing inflation; (xii) the credit risks of lending activities, which may be affected by deterioration in real estate markets and the financial condition of borrowers, and the operational risk of lending activities, including the effectiveness of Banc of California’s and PacWest’s underwriting practices and the risk of fraud; (xiii) fluctuations in the demand for loans; (xiv) the ability to develop and maintain a strong core deposit base or other low cost funding sources necessary to fund Banc of California’s and PacWest’s activities particularly in a rising or high interest rate environment; (xv) the rapid withdrawal of a significant amount of deposits over a short period of time; (xvi) results of examinations by regulatory authorities of Banc of California or PacWest and the possibility that any such regulatory authority may, among other things, limit Banc of California’s or PacWest’s business activities, restrict Banc of California’s or PacWest’s ability to invest in certain assets, refrain from issuing an approval or non-objection to certain capital or other actions, increase Banc of California’s or PacWest’s allowance for credit losses, result in write-downs of asset values, restrict Banc of California’s or PacWest’s ability or that of Banc of California’s or PacWest’s bank subsidiary to pay dividends, or impose fines, penalties or sanctions; (xvii) the impact of bank failures or other adverse developments at other banks on general investor sentiment regarding the stability and liquidity of banks; (xviii) changes in the markets in which Banc of California and PacWest compete, including with respect to the competitive landscape, technology evolution or regulatory changes; (xix) changes in consumer spending, borrowing and saving habits; (xx) slowdowns in securities trading or shifting demand for security trading products; (xxi) the impact of natural disasters or health epidemics; (xxii) legislative or regulatory changes; (xxiii) impact of operating in a highly competitive industry; (xxiv) reliance on third party service providers; (xxv) competition in retaining key employees; (xxvi) risks related to data security and privacy, including the impact of any data security breaches, cyberattacks, employee or other internal misconduct, malware, phishing or ransomware, physical security breaches, natural disasters, or similar disruptions; (xxvii) changes to accounting principles and guidelines; (xxviii) potential litigation relating to the proposed transaction that could be instituted against Banc of California, PacWest or their respective directors and officers, including the effects of any outcomes related thereto; (xxix) volatility in the trading price of Banc of California’s or PacWest’s securities; (xxx) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; and (xxxi) unexpected costs, charges or expenses resulting from the proposed transaction. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Banc of California’s registration statement on Form S-4 filed on August 28, 2023 (as amended on September 29, 2023, further amended on October 16, 2023, and as further amended on October 19, 2023), and other documents filed by Banc of California or PacWest from time to time with the SEC. These filings do and will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. If any of these risks materialize or our assumptions prove incorrect, actual events and results could differ materially from those contained in the forward-looking statements. There may be additional risks that neither Banc of California nor PacWest presently knows or that Banc of California or PacWest currently believes are immaterial that could also cause actual events and results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Banc of California’s and PacWest’s expectations, plans or forecasts of future events and views as of the date of this press release. Banc of California and PacWest anticipate that subsequent events and developments will cause Banc of California’s and PacWest’s assessments to change. While Banc of California and PacWest may elect to update these forward-looking statements at some point in the future, Banc of California and PacWest specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing Banc of California’s and PacWest’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements. Forward-looking statements speak only as of the date they are made. Neither Banc of California nor PacWest gives any assurance that either Banc of California or PacWest, or the combined company, will achieve the results or other matters set forth in the forward-looking statements.

No Offer or Solicitation

This press release is not a proxy statement or solicitation or a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Banc of California, PacWest or the combined company, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

This press release relates to the proposed transaction between Banc of California and PacWest and the proposed investment in Banc of California by Investors. On August 28, 2023, Banc of California filed a registration statement on Form S-4 (the “registration statement”) with the SEC (as amended on September 29, 2023, as further amended on October 16, 2023 and October 19, 2023), which includes a joint proxy statement/prospectus (the “joint proxy statement/prospectus”) of Banc of California and PacWest distributed to holders of Banc of California’s common stock and PacWest’s common stock in connection with Banc of California’s and PacWest’s solicitation of proxies for the vote by Banc of California’s stockholders and PacWest’s stockholders with respect to the proposed transaction and also constitutes a prospectus of Banc of California. The registration statement was declared effective by the SEC on October 20, 2023 and the definitive joint proxy statement / prospectus was first mailed on or around October 23, 2023 to Banc of California’s and PacWest’s respective stockholders that, as of the applicable record date, are entitled to vote on the matters being considered at the Banc of California stockholder meeting and at the PacWest stockholder meeting, as applicable.

BEFORE MAKING ANY INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE ENTIRE REGISTRATION STATEMENT AND DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO), AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AND THE DEFINITIVE VERSIONS THEREOF, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO SUCH DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of the registration statement, the definitive joint proxy statement/prospectus and all other relevant documents filed with the SEC by Banc of California or PacWest through the website maintained by the SEC at www.sec.gov.

The documents filed by Banc of California or PacWest with the SEC also may be obtained free of charge at Banc of California’s or PacWest’s website at https://investors.bancofcal.com, under the heading “Financials and Filings” or www.pacwestbancorp.com, under the heading “SEC Filings”, respectively, or upon written request to Banc of California, Attention: Investor Relations, 3 MacArthur Place, Santa Ana, CA 92707 or PacWest, Attention: Investor Relations, 9701 Wilshire Boulevard, Suite 700, Beverly Hills, CA 90212, respectively.

Investor Relations Inquiries:

Banc of California, Inc.

(855) 361-2262

Jared Wolff, (949) 385-8700

Joe Kauder, (310) 844-5224

PacWest Bancorp

Kevin L. Thompson, (303) 802-8934

William J. Black, (919) 597-7466

Media Contacts:

Debora Vrana, Banc of California

(213) 999-4141

Debora.Vrana@bancofcal.com